UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2005

Valero L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way, San Antonio, Texas		78249
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Valero L.P. dated July 1, 2005, and filed with the Securities and Exchange Commission on July 1, 2005.  That Form 8-K reported Valero L.P’s completion of its acquisition of Kaneb Services LLC (“KSL”) and Kaneb Pipe Line Partners, L.P. (“KPP”).  This report provides the financial statements and the pro forma financial information required under Item 9.01.

Item 9.01.		Financial Statements and Exhibits.

	(a)	Financial statements of businesses acquired.

1.

Audited consolidated financial statements of KSL and KPP as of December 31, 2004 and 2003, and for the years ended December 31, 2004, 2003 and 2002, and the report of the independent registered public accounting firm are filed herewith in Exhibit 99.1.

2.

Unaudited condensed consolidated financial statements of KSL and KPP as of June 30, 2005 and December 31, 2004, and for the three and six months ended June 30, 2005 and 2004 are filed herewith in Exhibit 99.1.

	(b)		Pro forma financial information.

Unaudited pro forma condensed consolidated financial statements of Valero L.P. as of and for the six months ended June 30, 2005, and for the year ended December 31, 2004 are filed herewith in Exhibit 99.2.

	(c)		Exhibits.

Exhibit No.	Description
2.01

Agreement and Plan of Merger dated as of October 31, 2004, by and among Valero L.P.; Riverwalk Logistics, L.P.; Valero GP, LLC; VLI Sub A LLC; and Kaneb Services LLC – incorporated by reference to Exhibit 99.1 to Valero L.P.’s Current Report on Form 8-K dated October 31, 2004, and filed November 4, 2004.

2.02

Agreement and Plan of Merger dated as of October 31, 2004, by and among Valero L.P.; Riverwalk Logistics, L.P.; Valero GP, LLC; VLI Sub B LLC; Kaneb Pipe Line Partners, L.P.; and Kaneb Pipe Line Company LLC – incorporated by reference to Exhibit 99.2 to Valero L.P.’s Current Report on Form 8-K dated October 31, 2004, and filed November 4, 2004.

23.1	Consent of KPMG LLP
23.2	Consent of KPMG LLP
99.1	Financial statements of businesses acquired
99.2	Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Valero L.P.

	By:	Riverwalk Logistics, L.P., its general partner

		By:	Valero GP, LLC, its general partner

Date: September 16, 2005	By:	/s/ Thomas R. Shoaf
		Name:	Thomas R. Shoaf
		Title:	Vice President and Controller

EXHIBIT INDEX

Valero L.P.

23.1	Consent of KPMG LLP

23.2	Consent of KPMG LLP

99.1	Financial statements of businesses acquired

Kaneb Services LLC
Condensed Consolidated Statements of Operations – Three and Six Months Ended June 30, 2005 and 2004
Condensed Consolidated Balance Sheets – June 30, 2005 and December 31, 2004
Condensed Consolidated Statements of Cash Flows – Six Months Ended June 30, 2005 and 2004
Notes to Consolidated Financial Statements – June 30, 2005

Kaneb Pipe Line Partners, L.P.
Condensed Consolidated Statements of Operations – Three and Six Months Ended June 30, 2005 and 2004
Condensed Consolidated Balance Sheets – June 30, 2005 and December 31, 2004
Condensed Consolidated Statements of Cash Flows – Six Months Ended June 30, 2005 and 2004
Notes to Consolidated Financial Statements – June 30, 2005

Kaneb Services LLC
Report of Independent Registered Public Accounting Firm
Consolidated Statements of Income – Three Years Ended December 31, 2004
Consolidated Balance Sheets – December 31, 2004 and 2003
Consolidated Statements of Cash Flows – Three Years Ended December 31, 2004
Consolidated Statements of Stockholders’ Equity – Three Years Ended December 31, 2004
Notes to Consolidated Financial Statements

Kaneb Pipe Line Partners, L.P.
Report of Independent Registered Public Accounting Firm
Consolidated Statements of Income – Three Years Ended December 31, 2004
Consolidated Balance Sheets – December 31, 2004 and 2003
Consolidated Statements of Cash Flows – Three Years Ended December 31, 2004
Consolidated Statements of Partners’ Capital – Three Years Ended December 31, 2004
Notes to Consolidated Financial Statements

99.2	Unaudited Proforma Combined Balance Sheet as of June 30, 2005
Unaudited Proforma Combined Statement of Income for the Six Months Ended June 30, 2005
Unaudited Proforma Combined Statement of Income for the Year Ended December 31, 2004
Notes to Unaudited Proforma Combined Financial Statements